                          PROLIANCE INTERNATIONAL, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                            EFFECTIVE JANUARY 1, 2005

                                TABLE OF CONTENTS

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                          PROLIANCE INTERNATIONAL, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

SECTION 1. NAME, EFFECTIVE DATE AND PURPOSE
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     1.1 Proliance International, Inc. hereby amends and restates its
Supplemental Executive Retirement Plan (the "Plan") as of January 1, 2005.

     1.2 The purpose of the Plan is to provide supplemental retirement benefits for key executives of Proliance International, Inc. or its affiliates (the
"Company"), as selected by the Board of Directors, in its sole discretion.

     1.3 The Plan is intended to be an unfunded, non-qualified deferred compensation plan for a select group of management and highly compensated employees, as described in ss.201(2) and ss.301(a)(3) of the Employee Retirement
Income Security Act ("ERISA") and ss.409A(a)(2), (3) and (4) of the Internal
Revenue Code, and the provisions of the Plan shall be interpreted accordingly.

     1.4 The vested accrued benefits of any Participant who had a Separation from Service with the Company prior to January 1, 2005 shall be subject to the terms of the Plan as in effect as of the Participant's Separation from Service date and shall not be subject to the terms of this Plan document. The benefits of any Participant who is actively employed by the Company as of January 1, 2005 shall be governed by the terms of this Plan document.

SECTION 2. DEFINITIONS
----------------------

     2.1 "Actuarial Equivalent" or "Actuarially Equivalent" shall have the same meaning as under the Proliance International, Inc. Pension Plan.

     2.2 "Administrative Committee" shall mean the Compensation Committee of the
Board of Directors (or if such Committee is not then constituted, the Board of
Directors), which shall administer the Plan as provided in Section 3, below. Any notices, elections or other writings should be sent to the Administrative
Committee, Proliance International, Inc. Supplemental Executive Retirement Plan,
100 Gando Drive, New Haven, CT 06513.

     2.3 "Board of Directors" shall mean the Board of Directors of Proliance
International, Inc. or its delegate.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.5 "Company" shall mean Proliance International, Inc. and its successors, and any other affiliated company as shall be designated by the Board of
Directors as eligible to have one or more of its senior executives participate in the Plan.

     2.6 "Distribution Election" shall mean a written election by a Participant which specifies the time and form such benefits will be distributed, and which satisfies the requirements Section 5, below.

     2.7 "Effective Date" shall mean January 1, 2005.

     2.8 "Participant" shall mean an individual employed by the Company who is a high level management employee and who has been selected for participation in this Plan by the Administrative Committee.

     2.9 "Pension Plan" shall mean the Proliance International, Inc. Pension
Plan.

     2.10 "Plan" shall mean Proliance International, Inc. Supplemental Executive
Retirement Plan.

     2.11 "Plan Administrator" shall mean the Administrative Committee.

     2.12 "Plan Year" shall mean each calendar year.

     2.13 "Separation from Service" means a termination of employment with the
Company, as defined for purposes of Code ss.409A.

     2.14 "Specified Employee" means a Specified Employee as defined for purposes of Code ss.409A(2)(B)(i), which is, generally, the same as a Key
Employee under Proliance International, Inc. Pension Plan, provided the Company has stock which is then publicly traded on an established securities market or otherwise.

     2.15 "Spouse" shall mean the husband or wife of a Participant.

SECTION 3.  ADMINISTRATION
--------------------------

     3.1 The Plan shall be administered by the Administrative Committee. The
Administrative Committee shall have full discretionary authority and power to construe and interpret the terms of the Plan, establish and amend administrative procedures to further the purposes of the Plan, and take any other actions necessary to administer the Plan. The Administrative Committee's decisions, actions, and interpretations regarding the Plan shall be final and binding upon all Participants.

     3.2 The Administrative Committee shall act by vote or written consent of a majority of its members. Members of the Administrative Committee who are
Participants may vote on or participate in any matter affecting the administration of the Plan, provided,

however, that no member of the Administrative Committee may vote on or participate in any matter directly relating to his or her own benefits.

     3.3 The Administrative Committee (or its delegate) shall (a) calculate benefits and maintain records of benefit payments; (b) prepare communications to
Participants; (c) prepare reports and data required by the Company concerning the Plan; and (d) take any other actions as are otherwise necessary or appropriate for effective implementation and administration of the Plan. The
Administrative Committee shall be the Plan Administrator for purposes of ERISA.

SECTION 4.  BENEFITS
--------------------

     4.1 Retirement Benefits. A Participant shall become entitled to Retirement
Benefits hereunder upon the Participant's Separation from Service, provided that the Participant has qualified for retirement benefits under the Proliance
International, Inc. Pension Plan (the "Pension Plan"). A Participant's
"Retirement Benefits" under this Plan shall be Actuarially Equivalent to the difference between the Participant's Accrued Benefit under the Pension Plan calculated disregarding the limitations of Code ss. 401(a)(17) and Code ss.415 and the Participant's Accrued Benefit under the Pension Plan calculated taking into account the limitations of Code ss.401(a)(17) and Code ss.415, determined as of the Participant's Separation from Service date.

     4.2 Death Benefits. In lieu of Retirement Benefits under Section 4.1, above, "Death Benefits" are payable hereunder in the event of a Participant's death while actively employed by the Company. With respect to an unmarried
Participant, the Death Benefit under this Plan shall be Actuarially Equivalent to the difference between the Participant's Accrued Benefit under the Pension
Plan calculated disregarding the limitations of Code ss. 401(a)(17) and Code
ss.415 and the Participant's Accrued Benefit under the Pension Plan calculated taking into account the limitations of Code ss.401(a)(17) and Code ss.415, determined as of the Participant's date of death. With respect to a married
Participant who dies while actively employed by the Company, the Death Benefit under this Plan shall equal the greater of (a) the Actuarial Equivalent of the difference between the Participant's Accrued Benefit under the Pension Plan calculated disregarding the limitations of Code ss.401(a)(17) and Code ss.415 and the Participant's Accrued Benefit under the Pension Plan calculated taking into account the limitations of Code ss.401(a)(17) and Code ss.415, determined as of the Participant's date of death; or (b) the Actuarial Equivalent of the difference between the Qualified Preretirement Survivor Annuity based on the
Participant's Accrued Benefit under the Pension Plan calculated disregarding the limitations of Code ss.401(a)(17) and Code ss.415 and the Qualified
Preretirement Survivor Annuity based the Participant's Accrued Benefit under the
Pension Plan calculated taking into account the limitations of Code
ss.401(a)(17) and Code ss.415, determined as of the Participant's date of death.
The term "Qualified Preretirement Survivor Annuity" shall have the same meaning for purposes of this plan as for purposes of the Pension Plan.

     4.3 Severance Benefits. If so provided in the Participant's employment contract with the Company, a Participant shall become entitled to "Severance
Benefits" hereunder upon the Participant's Separation from Service if the
Participant terminates employment for "Good Reason," as defined in the
Participant's employment contract, or the Participant's employment is terminated by the Company without "Serious Cause," as defined in the Participant's employment contract. Except in the event of a Separation from Service within a
Change in Control Period (as defined below), Severance Benefits shall consist of payment of the Participant's annual base salary plus the Participant's allowance for a leased automobile, both determined as of the date of the Separation from
Service, over a twelve month period (except as provided in Section 5.5, below).
In the event of a Separation from Service within a Change in Control Period (as defined below), Severance Benefits shall consist of 2.99 times the Participant's
"base amount" as defined for purposes of Code ss.280G payable over a thirty-six month period (except as provided in Section 5.5, below). Notwithstanding the foregoing, if any portion of these benefits would constitute "excess parachute payments (as defined for purposes of Code ss.280G) such excess parachute payments shall be reduced to the largest amount that will result in no portion of such excess parachute payments being subject to the excise tax imposed by
Code ss.4999.

     For purposes of this Section 4.3, a Change of Control Period shall mean the period commencing on the date that a Change of Control is formally proposed to the Company's Board of Directors and ending on the second anniversary of the date on which such Change of Control occurs; and Change in Control means a
Change in Control as defined for purposes of the Participant's employment contract.

     Severance Benefits may become payable hereunder in addition to Retirement
Benefits.

     4.4 Notwithstanding anything to the contrary set forth herein, any and all amounts payable hereunder shall remain general assets of the Company until actually paid distributed to a Participant.

SECTION 5.  DISTRIBUTIONS
-------------------------

     5.1 Each Participant must file a Distribution Election concerning
Retirement Benefits with the Administrative Committee. All Elections shall be made on such forms (paper or electronic) as shall be provided by the
Administrative Committee. Generally, Distributions Elections must be filed by a
Participant within 30 days of being notified by the Administrative Committee of eligibility for benefits under this Plan, provided, however, that between
January 1, 2005 and December 31, 2006, a Participant may make a Distribution
Election up until December 31, 2006 (or such other time as may be permitted under the IRS transition relief relating to Code ss.409A), provided that on or after January 1, 2006, a Participant may not change an Election with respect to amounts that would have otherwise been distributed in 2006 or file an Election to cause amounts to be distributed in 2006 that would not otherwise have been distributed in 2006.

     5.2 Each Distribution Election shall include an election as to the time and form of distribution of Retirement Benefits from among the following options:

          (a) a single lump sum calculated as though benefits commence as of the first of the month after the Participant's Separation from Service, but payable as of the first of the month on or after the completion of six months after the Participant's Separation from Service; or

          (b) a single life annuity for the life of the Participant calculated as though benefits commence as of the first of the month after the
     Participant's Separation from Service, provided that payments shall be withheld until the first of the month on or after the completion of six months after the Participant's Separation from Service, at which time an initial payment shall be made equal to the sum of the withheld monthly installments.

          (c) a single life annuity for the life of the Participant calculated as though benefits commence as of the first of the month after the
     Participant's Separation from Service with a guarantee of not less than 120 monthly installments, provided that payments shall be withheld until the first of the month on or after the completion of six months after the
     Participant's Separation from Service, at which time an initial payment shall be made equal to the sum of the withheld monthly installments.

          (d) a joint and 50% survivor annuity for the life of the Participant and a joint annuitant calculated as though benefits commence as of the first of the month after the Participant's Separation from Service, provided that payments shall be withheld until the first of the month on or after the completion of six months after the Participant's Separation from
     Service, at which time an initial payment shall be made equal to the sum of the withheld monthly installments, and further provided that the annuity benefits shall be calculated making such adjustments as would be necessary to satisfy the minimum distribution incidental benefit requirements of Code
     401(a)(9), and further provided that if the joint annuitant designated by the Participant is not living on the Participant's Separation from Service date, benefits shall be paid in the form of a single life annuity, as provided in (b), above.

          (e) an annuity as in (d), above, except that the benefit will be calculated as a joint and 100% survivor annuity.

     5.3 A Participant may change an election as to the form or timing of payment of Retirement Benefits by filing a subsequent written election, provided, however, that

          (a) such subsequent election is approved by the Committee, in its discretion and is consistent with one of the forms of benefit permitted under Section 5.2, above;

          (b) such subsequent election does not take effect until at least 12 months after the date on which the subsequent election is made;

          (c) with respect to an election relating to a distribution on account of a Separation from Service (or any other permitted distribution event under Code ss.409A, other than disability, death or unforeseeable emergency), payment is deferred for a period of not less than 5 years from the date payment would otherwise have been made or commenced; and

          (d) with respect to any election relating to a distribution to be made
     (or commence) as of a specified date or pursuant to a fixed schedule (if permitted by the Plan), the subsequent election is made not less than 12 months prior to the date of the first scheduled payment.

Furthermore, no change of election shall permit the acceleration of the time or schedule of any payment under the Plan, except as may be provided by regulation or other guidance issued pursuant to Code ss.409A(a)(3). This paragraph is intended to be (and shall be interpreted to be) consistent with Code
ss.409A(a)(3), Code ss.409A(a)(4)(C) and related guidance.

     5.4 Death Benefits, if any, shall be paid in the form of a single lump sum as soon as administratively feasible after the Participant's death. In the event of a Participant's death after the Participant has qualified for Retirement
Benefits, (i) if the Participant elected a lump sum form of benefit which has not been paid by the time of the Participant's death, such benefit shall be paid to the Participant's Beneficiary; (ii) if the Participant elected a single life annuity with a guaranteed number of payments and not all of the guaranteed payments have been made, the remaining guaranteed payments shall be paid to the
Participant's Beneficiary; and (iii) if the Participant elected a joint and survivor annuity and is survived by the joint annuitant, benefits shall continue to the joint annuitant for the joint annuitant's life.

     5.5 Severance Benefits shall be paid in the form of equal monthly installments commencing as of the first of the month after the Participant's
Separation from Service, provided that payments shall be withheld until the first of the month on or after the completion of six months after the
Participant's Separation from Service, at which time an initial payment shall be made equal to the sum of the withheld monthly installments.

     5.6 At any time that the Company is publicly traded on an established securities market (as defined for purposes of Code ss.409A) and a distribution is to be made to a Specified Employee (as defined for purposes of Code
ss.409A(a)(2)(B)(i)) on account of a Separation from Service, no distribution shall be made before the date which is 6 months after the date of the Specified
Employee's Separation from Service.

SECTION 6.  BENEFICIARY DESIGNATION
-----------------------------------

     6.1 Each Participant shall file with the Committee a written designation of a Beneficiary to receive any benefit payable to a Beneficiary under this Plan on or after the

Participant's death. The designation shall be made in such form as may be prescribed by the Committee. A Participant may, from time to time, amend or revoke his or her designation of Beneficiary.

     6.2 If a Participant fails to designate a Beneficiary, if neither the primary designated Beneficiary nor any contingent Beneficiary survives the
Participant or if a Participant's designation of Beneficiary fails for any other reason, then any benefit otherwise payable to the Participant's Beneficiary will be distributed to the Participant's estate.

SECTION 7.  CLAIMS PROCEDURES
-----------------------------

     7.1 Any person or entity (hereinafter referred to as "Claimant") claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the
Administrative Committee, which shall respond in writing as soon as practical, but in no event later than ninety (90) days after receiving the initial claim.

     7.2 If the claim or request is denied, the written notice of denial shall state:

          (i) the reasons for denial, with specific reference to the Plan provisions on which the denial is based;

          (ii) a description of any additional material or information required and an explanation of why it is necessary, in which event the time period indicated in Section 7.1, above, shall be one hundred and eighty (180) days from the date of the initial claim; and

          (iii) an explanation of the Plan's claim review procedure.

     7.3 Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Administrative Committee. Such request must be made within sixty (60)
days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60) days after receipt by the
Administrative Committee of Claimant's claim or request. The claim or request shall be reviewed by the Administrative Committee which may, but shall not be required to, grant the Claimant a hearing. On review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     7.4 The decision on review shall normally be made within sixty (60) days after the Administrative Committee's receipt of a Claimant's claim or request.
If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state reasons supporting the decision and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

SECTION 8.  GENERAL PROVISIONS
------------------------------

     8.1 The rights of a Participant to the payment of deferred compensation as provided in the Plan shall not be assigned, pledged, or encumbered or be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including, but not limited to, any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of any Participant. Any such attempted assignment or transfer shall be void.

     8.2 The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of management and highly compensated employees.
Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. The Company's obligations hereunder shall be an unfunded and unsecured promise to pay money in the future for tax purposes and for purposes of Title I of ERISA. A Participant's right to receive benefits hereunder shall be no greater than the right of an unsecured general creditor of the Company. Benefits shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such benefits.
Notwithstanding the foregoing, the Company may, in its discretion and in conjunction with maintaining this Plan, establish a so-called "rabbi trust." Any such trust created by the Company, and any assets held thereunder to assist the
Company in meeting its obligations under this Plan, may be based on the Revenue
Procedure 92-64 model trust (or subsequent guidance issued by the IRS).

     8.3 Nothing contained in the Plan shall give any Participant the right to continue in the employment of the Company or affect the right of the Company to discharge a Participant.

     8.4 The Plan shall be construed and governed in accordance with the laws of the State of Connecticut, to the extent not preempted by Federal law.

SECTION 9.  TAXES AND INCOME TAX WITHHOLDING
--------------------------------------------

     9.1 The Company shall deduct from all amounts paid under this Plan any taxes required to be withheld by the Company under any federal, state, or local government tax statutes. The Participants will be responsible for all federal, foreign, state and local income taxes and any other taxes imposed on amounts paid under this Plan.

SECTION 10.  AMENDMENT, SUSPENSION OR TERMINATION
-------------------------------------------------

     10.1 The Company, by action of its Board of Directors (or its delegate), may amend or terminate the Plan at any time and for any reason, provided, however, that no

amendment or termination of the Plan shall adversely affect the vested benefits payable hereunder to any Participant for service rendered prior to the effective date of such amendment or termination.

                            [signature page follows]

     IN WITNESS WHEREOF, the undersigned, on behalf of the Company, has set his or her hand this 4th day of May, 2006.

                                            PROLIANCE INTERNATIONAL, INC.

                                            By: /s/ Paul R. Lederer
                                                --------------------------------
                                                Its Chairman of the Board
                                                Duly Authorized

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